UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_______________________________________________
FORM 8-K
_______________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 27, 2026
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MARKEL GROUP INC.
(Exact name of registrant as specified in its charter)
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Virginia	001-15811	54-1959284
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4521 Highwoods Parkway, Glen Allen, Virginia 23060-6148
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (804) 747-0136
Not Applicable
(Former name or former address, if changed since last report)
_______________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Common Stock, no par value	MKL	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

On October 27, 2026, Markel Global Reinsurance Company, Markel Insurance Company, Evanston Insurance Company, Markel American Insurance Company, and Markel Bermuda Limited (collectively, the Ceding Companies), each a subsidiary of Markel Group Inc. (the Company), and solely for limited purposes, Markel Insurance Group, LLC and Markel Services, Inc., entered into an Adverse Development Cover Agreement (the Agreement) with Cavello Bay Reinsurance Limited (the Reinsurer), a wholly owned subsidiary of Enstar Group Limited. The Agreement covers a portfolio of the run-off Global Reinsurance business and certain exited lines within its insurance operations (the Subject Business) and net reserves of $4.8 billion (the Reserves).

Pursuant to the Agreement, the Reinsurer will reinsure, on an indemnity basis, 100% of covered losses paid by the Ceding Companies on or after April 1, 2026 (the Effective Date) in respect of the Subject Business exceeding an aggregate retention of $2.6 billion. After giving effect to the retention, the Agreement provides coverage for $2.3 billion of the Reserves and $1.2 billion of additional coverage for adverse development above the Reserves.

Under the Agreement: (a) the Ceding Companies will pay the Reinsurer a reinsurance premium of $2.4 billion; (b) the reinsurance premium, less an amount equal to applicable federal excise tax, will be satisfied through a transfer of assets at closing, inclusive of any earnings, gains, or losses on such assets between signing and closing (the Transferred Assets); (c) $500 million of the Transferred Assets will be transferred to the Reinsurer outright and the balance will be deposited into a trust account for the benefit of the Ceding Companies to secure the Reinsurer’s obligations; (d) the Ceding Companies will retain claims control, subject to certain claims protocols in accordance with the Agreement; and (e) the Reinsurer will be required to maintain collateral in the trust account, with collateral requirements subject to increase upon the occurrence of certain events. The Agreement includes customary representations and warranties, indemnification obligations, covenants, and termination rights of the parties. The Agreement provides the Ceding Companies with the right to commute the agreement upon the occurrence of certain recapture trigger events. The closing of the transaction is subject to regulatory approval and other customary closing conditions and is expected to occur by the end of the fourth quarter of 2026.

The foregoing description of the Agreement is a summary and is qualified in its entirety by reference to the Agreement filed as Exhibit 10.1 hereto and incorporated herein by reference.

Item 7.01	Regulation FD Disclosure
On October 28, 2026, Markel Insurance issued a press release announcing the Agreement. A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K.

This Current Report on Form 8-K, including Exhibit 99.1, contains forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995, as amended. Forward-looking statements include, among others, statements regarding the expected timing and completion of the transaction contemplated by the Agreement; the receipt of required regulatory approvals; the amount of the reinsurance premium and assets to be transferred; the expected benefits of the transaction; the amount and adequacy of collateral to be maintained by the Reinsurer; expectations or estimates regarding the Reserves; and the expected financial and accounting effects of the transaction. Statements that are not historical facts, including statements about the Company's beliefs, plans or expectations, are forward-looking statements. These statements are based on the Company's current plans, estimates and expectations and are subject to risks and uncertainties that could cause actual results to differ materially from those expressed in or implied by such statements.

Factors that could cause actual results to differ materially include, among others: (i) the failure to obtain, or delays in obtaining, required regulatory approval, or the imposition of burdensome conditions in connection with such approval; (ii) the failure to satisfy other closing conditions or the termination of the Agreement; (iii) the payment of covered losses before closing, which would reduce the amount paid at closing; (iv) adverse development of the Reserves in excess of the aggregate limit of the Agreement; (v) the ability of the Reinsurer to perform its payment and collateral obligations, and changes in the Reinsurer’s financial strength, ratings, or regulatory status; (vi) the accounting treatment for the transaction and any changes in loss reserve estimates; and (vii) the inherent uncertainty of loss reserve estimates.

Additional factors that could cause actual results to differ are set forth in our Annual Report on Form 10-K for the year ended December 31, 2025, including under “Business Overview,” “Risk Factors,” “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” “Safe Harbor and Cautionary Statement,” and “Quantitative and Qualitative Disclosures About Market Risk,” and in our Quarterly Report on Form 10-Q for the quarter ended September 30, 2026, including under “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” “Safe Harbor and Cautionary Statement,” “Quantitative and Qualitative Disclosures About Market Risk,” and “Risk Factors.” Forward-looking statements speak only as of the date of this Current Report on Form 8-K. The Company assumes no obligation to update or revise any forward-looking statement, whether as a result of new information, future developments or otherwise.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description
10.1*
Adverse Development Cover Agreement, dated October 27, 2026, among Markel Global Reinsurance Company, Markel Insurance Company, Evanston Insurance Company, Markel American Insurance Company, Markel Bermuda Limited, Markel Insurance Group, LLC, Markel Services, Inc., and Cavello Bay Reinsurance Limited

99.1	Press Release issued October 28, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*Pursuant to Item 601(a)(5) of Regulation S-K, schedules and attachments to this Exhibit have been omitted. A copy of the omitted schedules and exhibits will be furnished to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARKEL GROUP INC.

October 28, 2026	By:	/s/ Richard R. Grinnan
	Name:	Richard R. Grinnan
	Title:	Senior Vice President, Chief Legal Officer and Secretary

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